                      AMERICAN EDUCATIONAL PRODUCTS, INC.

             Incorporated Under the Laws of the State of Colorado

                           COMMON STOCK CERTIFICATE

                                $0.05 par value



Certificate No.                                             No. of Shares
[              ]                                            [            ]
                                                          CUSIP # 02553T 20 2


   THIS CERTIFIES THAT, ____________________________________________, is
owner of _____________________________ fully paid and non-assessable shares of the $.05 Par Value Common Stock of AMERICAN EDUCATIONAL PRODUCTS, INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate property endorsed. This certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Articles of Incorporation, as amended, to all of which the holder, by acceptance hereby assents.

   IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed in facsimile by its duly authorized officers and the facsimile Corporate seal to be duly affixed hereto.

   This certificate is not valid unless duly countersigned by the Transfer
Agent.

Dated:

Attest:

By:  Robert A. Scott                  By: Clifford C. Thygesen
     --------------------------            --------------------
     Secretary                             President


COUNTERSIGNED:

CORPORATE STOCK TRANSFER, INC.
370 - 17th Street, Suite 2350, Denver, Colorado  80202

By:_______________________________________________
   Transfer Agent and Registrar Authorized Officer

                      AMERICAN EDUCATIONAL PRODUCTS, INC.

                 Transfer Fee:  $15.00 per certificate issued.

   The Corporation shall furnish, without charge to each shareholder who requests, a full statement of powers, designations, preferences, limitations and relative rights of the shares of each class of stock or series thereof and the variations in the relative rights and preferences between the shares of each series, and the qualifications, limitations or restrictions of such preferences or such rights and the authority of the board of directors to fix and determine the relative rights and preferences of subsequent series.
_____________________________________________________________________________

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -  tenants in common    UNIF GIFT MIN ACT - ________Custodian ________
                                                     (Cust)            (Minor
TEN ENT -  as tenants by the                     Under Uniform Gifts to Minors
           entireties                            Act _______________________
                                                            (State)
JT TEN  -  as joint tenants with right
           survivorship and not as
           tenants in common


Additional abbreviations may also be used though not in the above list.

_____________________________________________________________________________

        For Value Received, ____________________________________hereby sell,

assign and transfer unto ____________________________________________________

_____________________________________________________________________________


PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER

(Please print or typewrite name and address of assignee)

_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

_______________________________________________________________________ Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________________

Attorney, to transfer the said stock on the books of the within named

Corporation with full power of substitution in the premises.

Dated:  _______________________, 19   X _____________________________________

                                      X _____________________________________

                                      NOTICE:  The signature to this
                                      assignment must correspond with the
                                      name as written upon the face of the
                                      certificate, in every particular,
                                      without alteration or enlargement, or
                                      any change whatever.

                                   IMPORTANT

SIGNATURE GUARANTEE must be made by a participant of STAMP or another approved signature guarantee program acceptable to the Securities and Exchange Commission, the Securities Transfer Association and the Transfer Agent of the Issuer of these securities.